Exhibit 10.9

NOTE CONSOLIDATION AND SPLITTER AND LOAN MODIFICATION AGREEMENT
THIS NOTE CONSOLIDATION AND SPLITTER AND LOAN MODIFICATION AGREEMENT (this “Agreement”) is made as of May 24, 2017 by and among HIT PORTFOLIO I MEZZ, LP, a Delaware limited partnership, having an address at c/o Hospitality Investors Trust, Inc., 3950 University Drive, Fairfax, Virginia 22030 (together with its permitted successors and assigns, “Borrower”), HIT PORTFOLIO I TRS HOLDCO, LLC, a Delaware limited liability company, having an address at c/o Hospitality Investors Trust, Inc., 3950 University Drive, Fairfax, Virginia 22030 (together with its permitted successors and assigns, “Leasehold Pledgor”), DEUTSCHE BANK AG, NEW YORK BRANCH, a branch of Deutsche Bank AG, a German Bank authorized by the New York Department of Financial Services, having an address at 60 Wall Street, 10th Floor, New York, New York 10005 (“DBNY”), CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation, having an address at 390 Greenwich Street, New York, New York 10013 (“Citi”) and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America, having an address at 383 Madison Avenue, New York, New York 10179, in its capacity as lender (“JPM”, and together with DBNY and Citi, collectively, “Lender”).
W I T N E S S E T H:
WHEREAS, (i) DBNY is the owner and holder of that certain Mezzanine Promissory Note A-1, dated as of April 28, 2017, made by Borrower in favor of DBNY in the original principal amount of $44,000,000.00, (ii) Citi is the owner and holder of that certain Mezzanine Promissory Note A-2, dated as of April 28, 2017, made by Borrower in favor of Citi in the original principal amount of $44,000,000.00, and (iii) JPM is the owner and holder of that certain Mezzanine Promissory Note A-3, dated as of April 28, 2017, made by Borrower in favor of JPM in the original principal amount of $22,000,000.00, (collectively, the “Prior Notes”), which Prior Notes evidence a loan made by Lender to Borrower in the aggregate original principal amount of One Hundred Ten Million and No/100 Dollars ($110,000,000.00) (the “Loan”) pursuant to that certain Mezzanine Loan Agreement dated as of April 28, 2017 (as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Loan Agreement”), by and among Borrower, Leasehold Pledgor, and Lender.
WHEREAS, the Loan is further evidenced and secured by the other Loan Documents (as defined in the Loan Agreement);
WHEREAS, Borrower and Lender have agreed, among other things, (a) to combine and consolidate the Prior Notes to evidence one unified indebtedness in the aggregate principal amount of One Hundred Ten Million and No/100 Dollars ($110,000,000.00), (b) to subsequently split such consolidated indebtedness into separate portions, and (c) to amend and restate in their entirety the terms of the Prior Notes as so combined, consolidated and split; and

Exhibit 10.9

WHEREAS, Lender and Borrower desire to amend the Loan Agreement and the other Loan Documents in the manner hereinafter set forth to reflect the consolidation and splitting of the Prior Notes into the Replacement Notes (as defined below);
NOW, THEREFORE, in consideration of the foregoing recitals, which are incorporated into the operative provisions of this Agreement by this reference, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, Borrower hereby covenants and agrees with Lender as follows:
Section 1.Original Indebtedness. Borrower hereby acknowledges that, as of the date hereof, the aggregate original principal indebtedness evidenced by the Prior Notes is One Hundred Ten Million and No/100 Dollars ($110,000,000.00).
Section 2.    Consolidation, Splitting and Amendment and Restatement of Prior Note. The Prior Notes (a) are hereby combined and consolidated so that together they shall hereafter constitute in law but one indebtedness in the aggregate principal amount of One Hundred Ten Million and No/100 Dollars ($110,000,000.00), together with interest thereon as hereinafter provided, and (b) as so combined and consolidated, are hereby split and amended and restated in their entirety as of the date hereof into eleven (11) promissory notes as follows:
(i)    Replacement Mezzanine Promissory Note A-1 dated as of May [__], 2017 from Borrower to Lender (“Note A-1”) with respect to Thirty Million and No/100 Dollars ($30,000,000.00) of the aggregate indebtedness heretofore evidenced by the Prior Notes, the provisions of which Note A-1 are annexed hereto as Exhibit A-1;
(ii)    Replacement Mezzanine Promissory Note A-2 dated as of May [__], 2017 from Borrower to Lender (“Note A-2”) with respect to Fifteen Million and No/100 Dollars ($15,000,000.00) of the aggregate indebtedness heretofore evidenced by the Prior Notes, the provisions of which Note A-2 are annexed hereto as Exhibit A-2;
(iii)    Replacement Mezzanine Promissory Note A-3 dated as of May [__], 2017 from Borrower to Lender (“Note A-3”) with respect to Five Million and No/100 Dollars ($5,000,000.00) of the aggregate indebtedness heretofore evidenced by the Prior Notes, the provisions of which Note A-3 are annexed hereto as Exhibit A-3;
(iv)    Replacement Mezzanine Promissory Note A-4 dated as of May [__], 2017 from Borrower to Lender (“Note A-4”) with respect to Five Million and No/100 Dollars ($5,000,000.00) of the aggregate indebtedness heretofore evidenced by the Prior Notes, the provisions of which Note A-4 are annexed hereto as Exhibit A-4;
(v)    Replacement Mezzanine Promissory Note A-5 dated as of May [__], 2017 from Borrower to Lender (“Note A-5”) with respect to Eighteen Million and No/100 Dollars ($18,000,000.00) of the aggregate indebtedness heretofore evidenced by the Prior Notes, the provisions of which Note A-5 are annexed hereto as Exhibit A-5;

Exhibit 10.9

(vi)    Replacement Mezzanine Promissory Note A-6 dated as of May [__], 2017 from Borrower to Lender (“Note A-6”) with respect to One Million and No/100 Dollars ($1,000,000.00) of the aggregate indebtedness heretofore evidenced by the Prior Notes, the provisions of which Note A-6 are annexed hereto as Exhibit A-6;
(vii)    Replacement Mezzanine Promissory Note A-7 dated as of May [__], 2017 from Borrower to Lender (“Note A-7”) with respect to One Million and No/100 Dollars ($1,000,000.00) of the aggregate indebtedness heretofore evidenced by the Prior Notes, the provisions of which Note A-7 are annexed hereto as Exhibit A-7;
(viii)    Replacement Mezzanine Promissory Note A-8 dated as of May [__], 2017 from Borrower to Lender (“Note A-8”) with respect to Nine Million Five Hundred Thousand and No/100 Dollars ($9,500,000.00) of the aggregate indebtedness heretofore evidenced by the Prior Notes, the provisions of which Note A-8 are annexed hereto as Exhibit A-8;
(ix)    Replacement Mezzanine Promissory Note A-9 dated as of May [__], 2017 from Borrower to Lender (“Note A-9”) with respect to Five Million and No/100 Dollars ($5,000,000.00) of the aggregate indebtedness heretofore evidenced by the Prior Notes, the provisions of which Note A-9 are annexed hereto as Exhibit A-9;
(x)    Replacement Mezzanine Promissory Note A-10 dated as of May [__], 2017 from Borrower to Lender (“Note A-10”) with respect to Four Million Five Hundred Thousand and No/100 Dollars ($4,500,000.00) of the aggregate indebtedness heretofore evidenced by the Prior Notes, the provisions of which Note A-10 are annexed hereto as Exhibit A-10;
(xi)    Replacement Mezzanine Promissory Note A-11 dated as of May [__], 2017 from Borrower to Lender (“Note A-11”) with respect to Sixteen Million and No/100 Dollars ($16,000,000.00) of the aggregate indebtedness heretofore evidenced by the Prior Notes, the provisions of which Note A-11 are annexed hereto as Exhibit A-11;
Note A-1, Note A-2, Note A-3, Note A-4, Note A-5, Note A-6, Note A-7, Note A-8, Note A-9, Note A-10 and Note A-11 are herein collectively referred to as the “Replacement Notes”; and such aggregate principal amount under the Replacement Notes, together with all interest accrued and unpaid thereon, and all other amounts that may or shall become due and owing under the Loan Documents is hereinafter collectively referred to as the “Aggregate Debt”.
Section 3.    Ratification of Replacement Notes. The Replacement Notes are hereby ratified and confirmed in all respects by Borrower and, except as so combined and consolidated, split and modified as set forth herein, the Replacement Notes shall remain unchanged and in full force and effect. Each of the Replacement Notes is secured by the liens and security interests created by the Mortgage.
Section 4.    No New Indebtedness.

Exhibit 10.9

(a)Borrower and Lender hereby acknowledge and agree that all of the Replacement Notes, taken together, evidence the same indebtedness evidenced by the Prior Notes and substitute for the Prior Notes without any novation, cancellation, extinguishment, payment or satisfaction thereof. The Prior Notes have been superseded in their entirety by the Replacement Notes. Nothing contained in this Agreement or in the Replacement Notes shall:
(i)    be deemed to cancel, extinguish, or constitute payment or satisfaction of the indebtedness secured by the Mortgage or other Loan Documents or evidenced by the Prior Notes;
(ii)    give rise to any defense, set-off, right of recoupment, claim or counterclaim with respect to any of the Borrower’s obligations under the Loan Documents or the Prior Notes;
(iii)    constitute a new or additional indebtedness or constitute a novation as to Borrower’s obligations under the Prior Notes or the Loan Documents;
(iv)    constitute a re-advance of a loan; or
(v)    evidence any principal indebtedness other than the same principal indebtedness evidenced by the Prior Notes and secured by the Mortgage and the other Loan Documents.
(b)Borrower hereby (i) ratifies and confirms the lien and security interests contained in and created by the Mortgage and the other Loan Documents, and (ii) agrees that nothing contained in this Agreement is intended to or shall impair the liens or security interests contained in and created by the Mortgage and the other Loan Documents, which continues to secure the Aggregate Debt.
Section 5.    Modifications to Loan Documents.
(a)Section 2.1.4 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
“2.1.4    The Note. The Loan shall be evidenced by (a) that certain Replacement Mezzanine Promissory Note A-1 dated as of May [__], 2017, in the stated principal amount of Thirty Million and No/100 Dollars ($30,000,000.00) executed by Borrower and payable to Lender (as the same may hereafter be amended, supplemented, restated, increased, extended or consolidated from time to time, “Note A-1”), (b) that certain Replacement Mezzanine Promissory Note A-2 dated as of May [__], 2017, in the stated principal amount of Fifteen Million and No/100 Dollars ($15,000,000.00) executed by Borrower and payable to Lender (as the same may hereafter be amended, supplemented, restated, increased, extended or consolidated from time to time, “Note A-2”), (c) that certain Replacement Mezzanine Promissory Note A-3 dated as of May [__], 2017, in the stated principal amount of Five Million and No/100 Dollars ($5,000,000.00) executed by Borrower and payable to Lender (as the same may hereafter be amended, supplemented, restated, increased, extended or consolidated from time to time, “Note A-3”), (d) that certain Replacement

Exhibit 10.9

Mezzanine Promissory Note A-4 dated as of May [__], 2017, in the stated principal amount of Five Million and No/100 Dollars ($5,000,000.00) executed by Borrower and payable to Lender (as the same may hereafter be amended, supplemented, restated, increased, extended or consolidated from time to time, “Note A-4”), (e) that certain Replacement Mezzanine Promissory Note A-5 dated as of May [__], 2017, in the stated principal amount of Eighteen Million and No/100 Dollars ($18,000,000.00) executed by Borrower and payable to Lender (as the same may hereafter be amended, supplemented, restated, increased, extended or consolidated from time to time, “Note A-5”), (f) that certain Replacement Mezzanine Promissory Note A-6 dated as of May [__], 2017, in the stated principal amount of One Million and No/100 Dollars ($1,000,000.00) executed by Borrower and payable to Lender (as the same may hereafter be amended, supplemented, restated, increased, extended or consolidated from time to time, “Note A-6”), (g) that certain Replacement Mezzanine Promissory Note A-7 dated as of May [__], 2017, in the stated principal amount of One Million and No/100 Dollars ($1,000,000.00) executed by Borrower and payable to Lender (as the same may hereafter be amended, supplemented, restated, increased, extended or consolidated from time to time, “Note A-7”), (h) that certain Replacement Mezzanine Promissory Note A-8 dated as of May [__], 2017, in the stated principal amount of Nine Million Five Hundred Thousand and No/100 Dollars ($9,500,000.00) executed by Borrower and payable to Lender (as the same may hereafter be amended, supplemented, restated, increased, extended or consolidated from time to time, “Note A-8”), (i) that certain Replacement Mezzanine Promissory Note A-9 dated as of May [__], 2017, in the stated principal amount of Five Million and No/100 Dollars ($5,000,000.00) executed by Borrower and payable to Lender (as the same may hereafter be amended, supplemented, restated, increased, extended or consolidated from time to time, “Note A-9”), (j) that certain Replacement Mezzanine Promissory Note A-10 dated as of May [__], 2017, in the stated principal amount of Four Million Five Hundred Thousand and No/100 Dollars ($4,500,000.00) executed by Borrower and payable to Lender (as the same may hereafter be amended, supplemented, restated, increased, extended or consolidated from time to time, “Note A-10”), and (k) that certain Replacement Mezzanine Promissory Note A-11 dated as of May [__], 2017, in the stated principal amount of Sixteen Million and No/100 Dollars ($16,000,000.00) executed by Borrower and payable to Lender (as the same may hereafter be amended, supplemented, restated, increased, extended or consolidated from time to time, “Note A-11”, and together with Note A-1, Note A-2, Note A-3, Note A-4, Note A-5, Note A-6, Note A-7, Note A-8, Note A-9 and Note A-10, collectively, the “Note”), in the aggregate, in evidence of the Loan, and shall be repaid in accordance with the terms of this Agreement, the Note and the Other Loan Documents.”
(c)All references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement as hereby modified.
(d)As amended by this Agreement, all terms, covenants and provisions of the Loan Documents are ratified and confirmed and shall remain in full force and effect as first written.
(e)Except as modified and amended hereby, the Loan, the Loan Agreement and the other Loan Documents and the respective obligations of Lender, Borrower and Guarantor thereunder shall remain unmodified and in full force and effect.

Exhibit 10.9

Section 6.    Additional Representations and Warranties. Borrower represents, warrants and covenants that (a) there are no offsets, counterclaims or defenses against the Aggregate Debt, this Agreement, the Loan Agreement, the Mortgage or the Replacement Notes arising solely by reason of entering into this Agreement, and (b) Borrower has the full power, authority and legal right to execute this Agreement and to keep and observe all of the terms of this Agreement on its part to be observed or performed.
Section 7.    Further Assurances. At any time or from time to time, upon the request of Lender, Borrower shall execute and deliver such further documents and do such other acts and things as Lender may reasonably request in order to effect fully the purposes of this Agreement, provided that the same shall not increase the obligations or decrease the rights of Borrower hereunder or under the Loan Documents.
Section 8.    Notices. All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.
Section 9.    Defined Terms. Capitalized terms which are not defined in this Agreement shall have the meanings set forth in the Loan Agreement.
Section 10.    No Joint Venture or Partnership. Borrower and Lender intend that the relationships created hereunder and under the other Loan Documents be solely that of borrower and lender. Nothing herein or therein is intended to create a joint venture, partnership, tenancy‑in‑common, or joint tenancy relationship between Borrower and Lender nor to grant Lender any interest in the Collateral other than that of mortgagee, beneficiary or lender.
Section 11.    Modification, Waiver in Writing. No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, or of the Replacement Notes, or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Borrower shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.
Section 12.    Headings. The Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
Section 13.    Entire Agreement. This Agreement, the Replacement Notes and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, between Borrower and Lender are superseded by the terms of this Agreement and the other Loan Documents.
Section 14.    Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the legal representatives,

Exhibit 10.9

successors and assigns of such party. All covenants, promises and agreements in this Agreement, by or on behalf of Borrower, shall inure to the benefit of the respective legal representatives, successors and assigns of Lender.
Section 15.    No Third-Party Beneficiaries. Nothing contained herein is intended or shall be deemed to create or confer any rights upon any third person not a party hereto, whether as a third‑party beneficiary or otherwise, except as expressly provided herein.
Section 16.    Severability. Wherever possible, each provision of this Agreement and every other Loan Document shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or any other Loan Document shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other Loan Document, as applicable.
Section 17.    Governing Law. This Agreement shall be governed in accordance with the terms and provisions of Section 10.4 of the Loan Agreement.
Section 18.    TRIAL BY JURY. BORROWER AND LENDER HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. BORROWER AND LENDER ARE HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER PARTY.
Section 19.    Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.
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Exhibit 10.9

IN WITNESS WHEREOF, this Agreement has been executed by Borrower, Leasehold Pledgor and Lender as of the date first set forth above.

BORROWER:
HIT PORTFOLIO I MEZZ, LP, a Delaware limited partnership

By: HIT PORTFOLIO I MEZZ GP, LLC, a Delaware limited liability company, its general partner

By: s/s Paul C. Hughes_________
Name: Paul C. Hughes
Title: General Counsel and Secretary

LEASEHOLD PLEDGOR:

HIT PORTFOLIO I TRS HOLDCO, LLC,
a Delaware limited liability company

By: s/s Paul C. Hughes_________
Name: Paul C. Hughes
Title: General Counsel and Secretary

Exhibit 10.9

LENDER:

DEUTSCHE BANK AG, NEW YORK BRANCH

By: s/s Thomas Rugg______
Name: Thomas Rugg
Title: Managing Director

By: s/s Lisa Paterson______
Name: Lisa Paterson
Title: Managing Director

Exhibit 10.9

CITIGROUP GLOBAL MARKETS REALTY CORP.

By: s/s Bradley Bloom_____
Name: Bradley Bloom
Title: Vice President

Exhibit 10.9

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:s/s Jennifer Lewin______
Name: Jennifer Lewin
Title: Vice President

Exhibit 10.9

EXHIBIT A-1

Replacement Mezzanine Note A-1

(attached hereto)

Exhibit 10.9

EXHIBIT A-2

Replacement Mezzanine Note A-2

(attached hereto)

Exhibit 10.9

EXHIBIT A-3
Replacement Mezzanine Note A-3

(attached hereto)

Exhibit 10.9

EXHIBIT A-4
Replacement Mezzanine Note A-4

(attached hereto)

Exhibit 10.9

EXHIBIT A-5
Replacement Mezzanine Note A-5

(attached hereto)

Exhibit 10.9

EXHIBIT A-6
Replacement Mezzanine Note A-6

(attached hereto)

Exhibit 10.9

EXHIBIT A-7
Replacement Mezzanine Note A-7

(attached hereto)

Exhibit 10.9

EXHIBIT A-8
Replacement Mezzanine Note A-8

(attached hereto)

Exhibit 10.9

EXHIBIT A-9
Replacement Mezzanine Note A-9

(attached hereto)

Exhibit 10.9

EXHIBIT A-10
Replacement Mezzanine Note A-10

(attached hereto)

Exhibit 10.9

EXHIBIT A-11
Replacement Mezzanine Note A-11

(attached hereto)